UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2017

Titan Energy, LLC

(Exact name of registrant specified in its charter)

Delaware	001-35317	90-0812516
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Houston Street, Suite 300

Fort Worth, TX 76102

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: 800-251-0171

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the registrant is an emergent growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Summary Compensation Table

Effective May 17, 2017, the bonus awards for each of the named executive officers (“NEOs”) of Titan Energy, LLC (the “Company”) for performance during the fiscal year ended December 31, 2016 were finalized. Pursuant to Item 5.02(f), the bonus awards for the NEOs for the fiscal year ended December 31, 2016 are set forth below together with the other compensation previously reported.

SUMMARY COMPENSATION TABLE

Name	Year	Salary ($)	Bonus ($)		Stock awards ($)(1)	Option awards ($)(2)	Non-equity incentive plan compensation ($)	All other compensation ($)		Total ($)

Daniel C. Herz	2016	495,384	200,000	(3)	869,555		200,000	7,680	(4)	1,722,619
	2015	292,115			1,607,500		700,000	143,195	(5)	2,678,195
	2014	266,000	225,000		4,869,769			509,621		5,724,390

Jeffrey M. Slotterback	2016	280,192	350,000		367,835		430,000	75	(6)	1,052,064
	2015	143,769			225,050		210,000	11,315	(7)	590,134

Edward E. Cohen	2016	689,231	280,000	(3)	869,555		280,000	120,709	(8)	2,239,494
	2015	332,500			1,607,500		210,000	715,799	(9)	2,865,799
	2014	380,000			15,583,198		760,000	1,815,584		18,538,782

Jonathan Z. Cohen	2016	495,384	200,000	(3)	869,555		200,000	256,992	(10)	2,021,931
	2015	292,115			1,607,500		175,000	780,869	(11)	2,855,484
	2014	266,000			15,083,221		760,000	1,591,764		17,700,985

Mark D. Schumacher	2016	375,000	150,000	(3)	367,835		150,000	10,071	(12)	1,502,906
	2015	262,500			1,125,250		350,000	127,833	(13)	1,865,583

(1)	For fiscal year 2016, the amounts reflect the grant date fair value of the phantom units under the Atlas Energy Group Plan and the grant date fair value of the common shares under the Titan Plan. The compensation expense associated with the phantom units under the Atlas Energy Group was not allocated to us, but a portion of that compensation was intended to reflect our NEOs service to us on behalf of Atlas Energy Group. The grant date fair value was determined in accordance with FASB ASC Topic 718 and is based on the market value on the grant date of Atlas Energy Group units and Titan stock. See “Compensation Discussion & Analysis-Determination of 2016 Compensation Amounts-Long-Term Incentives.” For fiscal year 2015, the amounts reflect the grant date fair value of the phantom units under the Atlas Energy Group Plan. The grant date fair value was determined in accordance with FASB ASC Topic 718 and is based on the market value on the grant date of Atlas Energy Group units. For fiscal year 2014, the amounts reflect the grant date fair value of the phantom units under the Atlas Energy Group Plan. The grant date fair value was determined in accordance with FASB ASC Topic 718 and is based on the market value on the grant date of Atlas Energy units.
(2)	The amounts in this column reflect the grant date fair value of options awarded under the Atlas Resource Partners Plan (the “ARP Plan”) calculated in accordance with FASB ASC Topic 718.

(3)	Comprised of payments made in common shares of the Company.
(4)	Represents our allocated portion of an automobile allowance.
(5)	Comprised of (i) payments on DERs of $122,713 with respect to the phantom units awarded under the Atlas Energy Plans, (ii) payments on DERs of $13,762 with respect to the phantom units awarded under the ARP Plan, and (iii) our allocated portion of an automobile allowance.
(6)	Represents payments on DERs of $75 with respect to the phantom units awarded under the ARP Plan.
(7)	Comprised of (i) payments on DERs of $8,168 with respect to the phantom units awarded under the Atlas Energy Plans and (ii) payments on DERs of $3,148 with respect to the phantom units awarded under the ARP Plan.
(8)	Includes our allocated portion of the matching contribution of $148,077 under the Atlas Energy Deferred Compensation Plan and our allocated portion of tax, title and insurance premiums for Mr. E. Cohen’s automobile.
(9)	Comprised of (i) payments on DERs of $317,237 with respect to the phantom units awarded under the Atlas Energy Plans, (ii) payments on DERs of $29,490 with respect to the phantom units awarded under the ARP Plan, (iii) our allocated portion of a matching contribution of $524,423 under the Atlas Energy Deferred Compensation Plan, (iv) our allocated portion of tax, title and insurance premiums for Mr. E. Cohen’s automobile.
(10)	Comprised of (i) our allocated portion of the matching contribution of $ 133,846 under the Atlas Energy Deferred Compensation Plan, and (ii) our allocated portion of 187,393 paid under the agreement relating to Lightfoot.
(11)	Comprised of (i) payments on DERs of $289,181 with respect to the phantom units awarded under the Atlas Energy Plans, (ii) payments on DERs of $29,490 with respect to the phantom units awarded under the ARP Plan, (iii) payments on DERs of $100,800 with respect to the phantom units awarded under the APL Plans, (iv) our allocated portion of a matching contribution of $ 375,577 under the Atlas Energy Deferred Compensation Plan, and (v) 284,707 paid under the agreement relating to Lightfoot.
(12)	Comprised of (i) payments on DERs of $2,390 with respect to the phantom units awarded under the ARP Plan, and (ii) our allocated portion of an automobile allowance.
(13)	Comprised of (i) payments on DERs of $24,858 with respect to the phantom units awarded under the Atlas Energy Plans, (ii) payments on DERs of $96,255 with respect to the phantom units awarded under the ARP Plan; and (iii) our allocated portion of an automobile allowance.

Retention Agreement

On May 15, 2017, the Company entered into a retention agreement (the “Retention Agreement”) with Jeffrey M. Slotterback, its Chief Financial Officer.

The Retention Agreement provides that, if the executive remains employed with the Company for one year following the entry into the Retention Agreement, he will receive a cash retention bonus in the amount of $220,000 (the “Retention Bonus”). The Retention Bonus amount is payable in two installments: one-third on November 2, 2017 and two-thirds on May 2, 2018 (each a “Payment Date”), provided the executive is actively employed by the Company on each Payment Date. However, if the executive resigns or is terminated for Cause (as defined in the Company’s Amended and Restated Management Incentive Plan) prior to May 2, 2018, he will not be eligible for any unpaid portion of the Retention Bonus. However, if the executive is terminated by the Company without Cause, the Company will pay him any unpaid portion of the Retention Bonus within sixty days of such termination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2017	TITAN ENERGY, LLC

	By:	/s/ Jeffrey M. Slotterback
		Name:	Jeffrey M. Slotterback
		Title:	Chief Financial Officer